UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 01/29/2013

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51759

Delaware	81-0553291
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 29, 2013, H&E Equipment Services, Inc. (the “Company”) amended its existing $402.5 million senior secured credit facility with General Electric Capital Corporation as administrative agent by entering into Amendment No. 4 (the “Amendment”) to the Third Amended and Restated Credit Agreement by and among the Company, Great Northern Equipment, Inc., H&E Equipment Services (California), LLC, the other credit parties named therein, the lenders named therein, General Electric Capital Corporation, as administrative agent, Bank of America, N.A. as co-syndication agent and documentation agent, and Wells Fargo Capital Finance, LLC, as co-syndication agent.

The Amendment permits the issuance of the New Notes (as defined below).

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 7.01.	Regulation FD Disclosure

The Company intends to offer $100 million in aggregate principal amount of 7% senior notes due 2022 (the “New Notes”). The New Notes will be issued as additional notes under an indenture dated as of August 20, 2012 pursuant to which the Company previously issued $530,000,000 of 7% senior notes due 2022 (the “Existing Notes”). The New Notes will rank equally with and form a part of a single class of securities with such Existing Notes for all purposes under the indenture. The New Notes will be senior unsecured obligations of the Company and will be guaranteed by the Company’s subsidiaries.

The Company expects to use the proceeds from the offering to repay indebtedness outstanding under its senior secured credit facility and for the payment of related fees and expenses.

The New Notes and related guarantees are being offered in a private placement, solely to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The New Notes and related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This filing does not constitute an offer to sell the New Notes or any other securities, nor a solicitation for an offer to purchase the New Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer or solicitation would be unlawful. Any offer of the New Notes will be made only by means of a private offering memorandum. This Current Report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: (1) the Company’s ability to consummate the offering of the New Notes on terms acceptable to it; and (2) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date hereof.

Certain Information

Attached as Exhibit 99.1 hereto are selected portions of information from an offering memorandum that the Company expects to disclose to investors in connection with the private placement. There can be no assurance that the placement will be completed as described in the offering memorandum or at all.

The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events

Management has determined to restate the Company’s condensed consolidating balance sheet and consolidating statement of cash flows in Footnote 18 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Company’s Form 10-K”) and Footnote 10 of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2012 (the “Company’s Form 10-Q”) to reclassify “Intercompany balances” to “Investment in guarantor subsidiaries.” The reclassification of intercompany balances to investment in guarantor subsidiaries is based on management’s determination that such intercompany transactions were more akin to capital contributions and therefore should be classified within the condensed consolidating balance sheet as an investment. As capital contributions, the condensed consolidating statement of cash flows now reflects such activity as an investing activity on the Company’s books and a financing activity on the guarantor subsidiaries’ books rather than the previous presentation as an operating activity on the books of both the Company and the guarantor subsidiaries.

The reclassifications only affect the consolidating financial information previously presented in the footnotes referred to above and do not have any effect on the Company’s consolidated financial statements. The Company is filing as Exhibits 99.2 and 99.3 hereto a full set of the financial statements previously filed as part of the Company’s Form 10-K and the Company’s Form 10-Q, respectively. No changes have been made to the consolidated financial statements previously filed. The only changes made to the previous filings consist of a restated Footnote 18 of the Company’s Form 10-K and a restated Footnote 10 of the Company’s Form 10-Q, in each case, solely to reflect the foregoing reclassifications. Except for such reclassifications, no part of Exhibit 99.2 or Exhibit 99.3 has otherwise been updated to reflect events subsequent to the filing of the Company’s Form 10-K or the Company’s Form 10-Q, as applicable, or otherwise modified or revised.

The table below presents the specific line items within the condensed consolidating balance sheet and the condensed consolidating statement of cash flows that changed as a result of the reclassifications discussed above.

CONDENSED CONSOLIDATING BALANCE SHEET

	H&E Equipment Services		Guarantor Subsidiaries		Elimination		Consolidated
	As Originally Filed	As Amended	As Originally Filed	As Amended	As Originally Filed	As Amended	As Originally Filed	As Amended
As of September 30, 2012
Investment in guarantor subsidiaries	(26,219)	163,787	—	—	26,219	(163,787)	—	—
Total assets	741,308	931,314	172,699	172,699	26,219	(163,787)	940,226	940,226
Intercompany balances	(190,006)	—	190,006	—	—	—	—	—
Total liabilities	704,015	894,021	198,918	8,912	—	—	902,933	902,933
Stockholders’ equity (deficit)	37,293	37,293	(26,219)	163,787	26,219	(163,787)	37,293	37,293
Total liabilities and stockholders’ equity	741,308	931,314	172,699	172,699	26,219	(163,787)	940,226	940,226
As of December 31, 2011
Investment in guarantor subsidiaries	(25,142)	139,089	—	—	25,142	(139,089)	—	—
Total assets	581,785	746,016	146,378	146,378	25,142	(139,089)	753,305	753,305
Intercompany balances	(164,231)	—	164,231	—	—	—	—	—
Total liabilities	317,578	481,809	171,520	7,289	—	—	489,098	489,098
Stockholders’ equity (deficit)	264,207	264,207	(25,142)	139,089	25,142	(139,089)	264,207	264,207
Total liabilities and stockholders’ equity	581,785	746,016	146,378	146,378	25,142	(139,089)	753,305	753,305
As of December 31, 2010
Investment in guarantor subsidiaries	(18,509)	146,013	—	—	18,509	(146,013)	—	—
Total assets	562,911	727,433	153,001	153,001	18,509	(146,013)	734,421	734,421
Intercompany balances	(164,522)	—	164,522	—	—	—	—	—
Total liabilities	308,661	473,183	171,510	6,988	—	—	480,171	480,171
Stockholders’ equity (deficit)	254,250	254,250	(18,509)	146,013	18,509	(146,013)	254,250	254,250
Total liabilities and stockholders’ equity	562,911	727,433	153,001	153,001	18,509	(146,013)	734,421	734,421

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

	H&E Equipment Services		Guarantor Subsidiaries		Elimination		Consolidated
	As Originally Filed	As Amended	As Originally Filed	As Amended	As Originally Filed	As Amended	As Originally Filed	As Amended
Nine Months Ended September 30, 2012
Intercompany balances	(25,775)	—	25,775	—	—	—	—	—
Net cash provided (used) by operating activities	(3,454)	22,321	25,131	(644)	—	—	21,677	21,677
Investment in subsidiaries	—	(25,775)	—	—	—	25,775	—	—
Net cash provided by (used in) investing activities	(147,471)	(173,246)	(25,013)	(25,013)	—	25,775	(172,484)	(172,484)
Capital contributions	—	—	—	25,775	—	(25,775)	—	—
Net cash provided by (used in) financing activities	129,960	129,960	(118)	25,657	—	(25,775)	129,842	129,842
Nine Months Ended September 30, 2011
Intercompany balances	(6,589)	—	6,589	—	—	—	—	—
Net cash provided (used) by operating activities	8,185	14,774	8,707	2,118	—	—	16,892	16,892
Investment in subsidiaries	—	(6,589)	—	—	—	6,589	—	—
Net cash provided by (used in) investing activities	(45,723)	(52,312)	(8,596)	(8,596)	—	6,589	(54,319)	(54,319)
Capital contributions	—	—	—	6,589	—	(6,589)	—	—
Net cash provided by (used in) financing activities	13,283	13,283	(111)	6,478	—	(6,589)	13,172	13,172
Year Ended December 31, 2011
Intercompany balances	291	—	(291)	—	—	—	—	—
Net cash provided (used) by operating activities	50,455	50,164	9,930	10,221	—	—	60,385	60,385
Investment in subsidiaries	—	291	—	—	—	(291)	—	—
Net cash provided by (used in) investing activities	(71,147)	(70,856)	(9,781)	(9,781)	—	(291)	(80,928)	(80,928)
Capital contributions	—	—	—	(291)	—	291	—	—
Net cash provided by (used in) financing activities	15,758	15,758	(149)	(440)	—	291	15,609	15,609
Year Ended December 31, 2010
Intercompany balances	4,691	—	(4,691)	—	—	—	—	—
Net cash provided (used) by operating activities	12,266	7,575	5,672	10,363	—	—	17,938	17,938
Investment in subsidiaries	—	4,691	—	—	—	(4,691)	—	—
Net cash provided by (used in) investing activities	(24,127)	(19,436)	(5,542)	(5,542)	—	(4,691)	(29,669)	(29,669)
Capital contributions	—	—	—	(4,691)	—	4,691	—	—
Net cash provided by (used in) financing activities	(4,316)	(4,316)	(140)	(4,831)	—	4,691	(4,456)	(4,456)
Year Ended December 31, 2009
Intercompany balances	22,248	—	(22,248)	—	—	—	—	—
Net cash provided (used) by operating activities	69,892	47,644	3,009	25,257	—	—	72,901	72,901
Investment in subsidiaries	—	22,248	—	—	—	(22,248)	—	—
Net cash provided by (used in) investing activities	40,783	63,031	(2,883)	(2,883)	—	(22,248)	37,900	37,900
Capital contributions	—	—	—	(22,248)	—	22,248	—	—
Net cash provided by (used in) financing activities	(76,600)	(76,600)	(131)	(22,379)	—	22,248	(76,731)	(76,731)

Item 9.01.	Financial Statements and Exhibits

10.1	Amendment No. 4, dated January 29, 2013, to the Third Amended and Restated Credit Agreement by and among the Company, Great Northern Equipment, Inc., and H&E Equipment Services (California), LLC (collectively, the borrowers), General Electric Capital Corporation, as agent for the lenders, Bank of America, N.A., as co-syndication agent and documentation agent, Wells Fargo Capital Finance, LLC, as co-syndication agent, and the lenders from time to time party thereto.

99.1	Selected portions of information from an offering memorandum that the Company expects to disclose to investors in connection with its private placement.

99.2	Audited consolidated financial statements of the Company from its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as revised.

99.3	Unaudited consolidated financial statements of the Company from its Quarterly Report on Form 10-Q for the period ended September 30, 2012, as revised.

The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

Date: January 30, 2013	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer